Exhibit 10.4

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (the “Agreement”) is dated as of _____________, 2024, among Red Cat Holdings, Inc., a Nevada corporation, maintaining an address at 15 Ave. Munoz Rivera, Ste 2200, San Juan PR 00901, email: Jeff@redcat.red attention: Jeffrey Thompson (the “Seller”) and _____________________, maintaining an address at _______________(“Purchaser”).

WHEREAS, the Seller is the holder of 4,250 shares of Series A Preferred Stock, par value $0.01 per share (the “Preferred Shares”) issued by Unusual Machines Inc., a Nevada corporation (the “Company”) which it acquired from the Company in exchange for 4,250,000 shares of the Company’s common stock, par value $0.001 per share.

WHEREAS, the Seller is the holder of a re-issued note dated February 16, 2024, in the current original principal amount of $4,000,000 (the “Note” and together with the Preferred Shares the “Seller Securities”). The Note was originally issued in the principal amount of $2,000,000 and the principal was increased to $4,000,000 pursuant to a Closing Date Working Capital Agreement and Consent dated July 16, 2024, (the “Consent”) pursuant to that certain Share Purchase Agreement, dated as of November 21, 2022, as amended by amendment No. 1 dated as of March 31, 2023, Amendment No. 2 dated as of July 10, 2023, Amendment No. 3 dated as of September 18, 2023 and Amendment No. 4 dated as of December 11, 2023 among Seller and the Company.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

ARTICLE I

TRANSACTIONS

1.1             Sale of the Seller Securities. Subject to the terms and conditions set forth in this Agreement, the Seller shall sell to the Purchaser and the Purchaser shall purchase from the Seller the Seller Securities for an aggregate cash purchase price of $4,400,000.00 payable in immediately available funds (“Purchase Price”) allocated as follows: (i) $2,500,000 for the Preferred Shares and (ii) $1,900,000 for the Note. The closing of the purchase and sale of the Seller Securities (the “Closing”) shall take place via remote exchange of signatures and deliveries contemporaneously with the execution of this Agreement. The date of the Closing is hereinafter referred to as the “Closing Date.”

1.2             Closing Deliveries. At the Closing, the parties shall deliver or shall cause to be delivered the following:

a.                Purchaser shall deliver the Purchase Price to the Seller in immediately available funds by wire transfer to following wire instructions:

Routing No: _____________

Account Name: Redcat Holdings Inc.

Account No: ________________

b.                Seller shall arrange for the Company to have the Note reissued in the form annexed hereto as Exhibit A, the Preferred Shares registered in the name of the Purchaser, and the Company deliver the acknowledgment annexed hereto as Exhibit B.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1       Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties to the Purchaser:

(a)                Other than the required consent of Dominari Securities, LLC and release of the Lock-Up Agreement applicable to the Preferred Shares, which has been obtained (the “Lock-Up”), the Seller has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors’ rights generally, and by legal and equitable limitations on the availability of specific remedies.

(b)                The execution, delivery and performance by the Seller of this Agreement and consummation by the Seller of the transaction do not and will not: (i) violate the organizational documents of the Seller, (ii) violate any decree or judgment of any court or other governmental authority applicable to or binding on the Seller; (iii) violate any provision of any federal or state statute of the United States, rule or regulation which is, to the Seller’s knowledge, applicable to the Seller; or (iv) violate any contract to which the Seller or any of its assets or properties are bound, or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of , any agreement, indenture or instrument to which Seller is a party. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by the Seller of this Agreement or the consummation of the transaction.

(c)                With respect to the transaction, (i) the Seller is the sole record and beneficial owner of the Seller Securities, free and clear of any taxes and encumbrances; (ii) the Seller Securities, when delivered and paid for in accordance with the terms of this Agreement, will be free from all taxes and encumbrances except for federal securities laws restrictions that may apply to the Seller Securities; and (iii) the Seller Securities to be delivered are not and will not be as of the Closing Date subject to any transfer restriction imposed by the Seller.

(d)                There are no outstanding rights, options, subscriptions or other agreements or commitments obligating the Seller with respect to the Seller Securities.

(e)                The Seller has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(f)                 No proceedings relating to the Seller Securities are pending or, to the knowledge of the Seller, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Seller’s right to transfer the Seller Securities to the Purchaser.

2.2             Representations and Warranties of the Purchaser. Purchaser hereby represents, warrants and agrees as of the date hereof:

(a)       Purchaser has full power and authority to enter into this Agreement and to consummate the Transaction. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies.

(b)       The execution, delivery and performance by Purchaser of this Agreement and consummation by Purchaser of the Transaction do not and will not: (i) violate any decree or judgment of any court or other governmental authority applicable to or binding on Purchaser; (ii) violate any provision of any federal or state statute, rule or regulation which is, to Purchaser’s knowledge, applicable to the Purchaser; or (iii) violate any contract to which Purchaser is a party or by which Purchaser or any of its respective assets or properties are bound. No consent or approval of, or filing with, any governmental authority or other person not a party hereto is required for the execution, delivery and performance by Purchaser of this Agreement or the consummation of the Transaction.

(c)       Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(d)       Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended, and is aware that the Seller Securities may be subject to restrictions on transfer pursuant to applicable securities laws.

ARTICLE III

MISCELLANEOUS

3.1       Entire Agreement; Amendments. The Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

3.2       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Seller and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

3.3       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

3.4       No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

3.5       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

3.6       Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

3.7       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF email transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

3.8       Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York (all other days a “Business Day”), such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

3.9       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or email, addressed as set forth herein or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

3.10       Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SELLER

Red Cat Holdings, Inc.

_________________________________

By: Jeffrey Thompson

Its: Chief Executive Officer

PURCHASER

_______________

________________________________

By:

Its:

ACKNOWLEDGEMENT

Unusual Machines Inc., a Nevada corporation, (the “Company”) acknowledges the foregoing Purchase Agreement dated ___________, 2024 (the “Agreement”) between Red Cat Holdings, Inc. (the “Seller”) and ___________________ (“Purchaser”).

As a material inducement to the Purchaser to enter into the Agreement the Company makes the following representations and warranties to the Purchaser.

1.                Consent. The Company consents to the Seller’s sale of the Seller Securities (as defined in the Agreement) to the Purchaser.

2.                Acknowledgements.

a.                The Company acknowledges that as of the date hereof $4,000,000.00 in principle is due and owing on the Note (as defined in the Agreement”).

b.                The Seller Securities and common stock issuable pursuant to the Seller Securities are duly authorized and, when issued and paid for in accordance with the applicable Seller Securities, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens other than those created by the Purchaser.

c.                To the knowledge of the Company, other than the Lock-Up, there are no outstanding rights, options, subscriptions or other agreements or commitments with respect to the Seller Securities, other then the Lock-Up. To the knowledge of the Company, other than the Lock-Up, there are no proceedings relating to the Seller Securities are pending or, to the knowledge of the Company, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Seller’s right to transfer the Seller Securities to the Purchaser.

3.                Defenses. The Company hereby represents and warrants that there are no defenses to the payment of the Note principal or any other sum that has or may accrue or be payable pursuant to the Note or the documents delivered together therewith or related thereto.

4.                Company Status. The Company is not now and has not been since for the previous year a “shell company” as defined under Rule 144.

Unusual Machines Inc.

_________________________________

By: Allan Evans

Its: Chief Executive Officer